                                                                     EXHIBIT 4.9
                                SECOND AMENDMENT


                  SECOND AMENDMENT, dated as of February 22, 2000 (this "Amendment"), to the THIRD AMENDED AND RESTATED CREDIT AGREEMENT, dated as of July 2, 1998 (the "Credit Agreement"), as amended by the Amended and Restated First Amendment and Consent, dated as of November 10, 1999, among TESORO PETROLEUM CORPORATION, a Delaware corporation (the "Borrower"), the several banks and other financial institutions or entities from time to time parties thereto (the "Lenders"), LEHMAN BROTHERS INC. ("LBI"), as advisor and arranger thereunder (in such capacity, the "Arranger"), LEHMAN COMMERCIAL PAPER INC. ("LCPI"), as syndication agent thereunder (in such capacity, the "Syndication Agent"), PARIBAS and BANK ONE, NA (formerly known as The First National Bank of Chicago), as co-administrative agents thereunder (in such capacity, the "Co-Administrative Agents"), BANK ONE, NA (formerly known as The First National Bank of Chicago), as general administrative agent thereunder (in such capacity, the "General Administrative Agent"), PARIBAS, as collateral agent thereunder (in such capacity, the "Collateral Agent"), and THE BANK OF NOVA SCOTIA, as documentation agent thereunder (in such capacity, the "Documentation Agent").


                              W I T N E S S E T H:

                  WHEREAS, the Borrower intends to repurchase (the "Repurchase") up to 3,000,000 shares of its common stock in open market transactions or privately negotiated transactions;

                  WHEREAS, the Repurchase would constitute a Restricted Payment under the Credit Agreement; and

                  WHEREAS, the Borrower has requested that the Lenders agree to amend certain provisions of the Credit Agreement, upon the terms and subject to the conditions set forth herein.

                  NOW, THEREFORE, in consideration of the premises and mutual agreements contained herein, and for other valuable consideration the receipt of which is hereby acknowledged, the Borrower and the Lenders hereby agree as follows:

     1. Definitions. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Credit Agreement.

     2. Amendment to Credit Agreement. Subsection 7.6 of the Credit Agreement is hereby amended by adding at the end thereof the following:

                  "Notwithstanding the foregoing, the Borrower may repurchase up to 3,000,000 shares of its common stock in open market transactions or privately negotiated
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transactions so long as no Default or Event of Default shall be in existence at the time of such repurchase."

     3. Conditions to Effectiveness. This Amendment shall become effective as of the date first written above, upon receipt by the General Administrative Agent of (i) counterparts of this Amendment duly executed by the Borrower and the Required Lenders, and (ii) counterparts of the Acknowledgment and Consent attached hereto executed by each Subsidiary of the Borrower.

     4. Representations and Warranties. On and as of the date hereof, and after giving effect to this Amendment, the Borrower confirms, reaffirms and restates that the representations and warranties set forth in Section 4 of the Credit Agreement are true and correct in all material respects, provided that the references to the Credit Agreement therein shall be deemed to be references to the Credit Agreement as amended by this Amendment.

     5. Limited Amendment. Except as expressly amended hereby, the Credit Agreement is, and shall remain, in full force and effect. This Amendment shall not be deemed to be a waiver of, or consent to, or a modification or amendment of, any other term or condition of the Credit Agreement or to prejudice any other right or rights which the Lenders may now have or may have in the future under or in connection with the Credit Agreement or any of the instruments or agreements referred to therein, as the same may be amended from time to time.

     6. Counterparts. This Amendment may be executed by one or more of the parties hereto in any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

     7. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.


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                  IN WITNESS WHEREOF, the parties hereto have caused this
Amendment to be executed and delivered by their respective duly authorized officers as of the date first above written.

                                            TESORO PETROLEUM CORPORATION


                                            By: /s/ SHARON L. LAYMAN
                                               ---------------------------------
                                                Name:  Sharon L. Layman
                                                Title: Vice President and
                                                       Treasurer


                                            LEHMAN BROTHERS INC.,
                                            as Arranger


                                            By: /s/ MICHELE SWANSON
                                               ---------------------------------
                                                Name:  Michele Swanson
                                                Title: Authorized Signatory


                                            LEHMAN COMMERCIAL PAPER INC.,
 SYNDICATED LOAN FUNDING TRUST               as Syndication Agent and as a
BY: LEHMAN COMMERCIAL PAPER INC.             Lender
    NOT IN ITS INDIVIDUAL
    CAPACITY BUT SOLELY AS ASSET
    MANAGER                                 By: /s/ MICHELE SWANSON
                                               ---------------------------------
 /s/ MICHELE SWANSON                            Name:  Michele Swanson
--------------------------------                Title: Authorized Signatory
     NAME: MICHELE SWANSON
    TITLE: AUTHORIZED SIGNATORY
                                            BANK ONE, NA (formerly known as The
                                             First National Bank of Chicago), as
                                             Co-Administrative Agent, General
                                             Administrative Agent and as a
                                             Lender


                                            By: /s/ THOMAS E. BOTH
                                               ---------------------------------
                                                Name: Thomas E. Both
                                                Title: First Vice President


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                                           PARIBAS,
                                            as Co-Administrative Agent,
                                            Collateral Agent and as a Lender


                                           By: /s/ BRIAN M. MALONE
                                              ----------------------------------
                                              Name: Brian M. Malone
                                              Title: Director


                                           By: /s/ BETSY JOCHER
                                              ----------------------------------
                                              Name:  Betsy Jocher
                                              Title: Vice President


                                           THE BANK OF NOVA SCOTIA,
                                            as Documentation Agent and as a
                                            Lender


                                           By: /s/ F.C.H. ASHBY
                                              ----------------------------------
                                              Name: F.C.H. ASHBY
                                              Title: SENIOR MANAGER LOAN
                                                     OPERATIONS


                                           ABN AMRO BANK N.V.


By: /s/ ALLEN V. POOLE                     By: /s/ DANA L. MONTGOMERY
   ----------------------------------         ----------------------------------
   Name:  Allen V. Poole                      Name: Dana L. Montgomery
   Title: Senior Vice President               Title: Assistant Vice President


                                           BANK LEUMI USA


                                           By: /s/ JOUNG HEE HONG
                                              ----------------------------------
                                              Name: Joung Hee Hong
                                              Title: Vice President


                                           BANK OF HAWAII


                                           By: /s/ BRENDA K. TESTERMAN
                                              ----------------------------------
                                              Name: Brenda Testerman
                                              Title: Vice President



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                                         BANK OF SCOTLAND


                                         By: /s/ ANNIE GLYNN
                                            -----------------------------------
                                            Name: ANNIE GLYNN
                                            Title: SENIOR VICE PRESIDENT


                                         THE BANK OF TOKYO-MITSUBISHI, LTD.


                                         By: /s/ MICHAEL MEISS
                                            -----------------------------------
                                            Name: Michael Meiss
                                            Title: VP & Manager


                                         BALANCED HIGH YIELD FUND I, LTD. by BHF
                                         (USA) Capital corporation acting as
                                         attorney-in-fact


                                         By:
                                            -----------------------------------
                                            Name:
                                            Title:


                                         By:
                                            -----------------------------------
                                            Name:
                                            Title:

                                         BHF (USA) Capital Corporation


                                         By:
                                            -----------------------------------
                                            Name:
                                            Title:


                                         By:
                                            -----------------------------------
                                            Name:
                                            Title:


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                                          CIBC INC


                                          By: /s/ M. BETH MILLER
                                             -----------------------------------
                                             Name: M. BETH MILLER
                                             Title: AUTHORIZED SIGNATORY


                                          COMERICA BANK


                                          By:
                                             -----------------------------------
                                             Name:
                                             Title:


                                          CREDIT LYONNAIS


                                          By:
                                             -----------------------------------
                                             Name:
                                             Title:



                                          FIRST HAWAIIAN BANK


                                          By: /s/ CHARLES L. JENKINS
                                             -----------------------------------
                                             Name: Charles L. Jenkins
                                             Title: Vice President, Manager


                                          FIRST UNION NATIONAL BANK


                                          By: /s/ PAUL N. RIDDLE
                                             -----------------------------------
                                             Name: Paul N. Riddle
                                             Title: Senior Vice President


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                                          FROST NATIONAL BANK


                                          By: /s/ JIM CROSBY
                                             -----------------------------------
                                             Name: Jim Crosby
                                             Title: Senior Vice President


                                          THE FUJI BANK, LIMITED


                                          By: /s/ JACQUES AZAGURY
                                             -----------------------------------
                                             Name: JACQUES AZAGURY
                                             Title: SENIOR VICE PRESIDENT
                                                    & MANAGER


                                          GUARANTY FEDERAL BANK


                                          By: /s/ JIM R. HAMILTON
                                             -----------------------------------
                                             Name: Jim R. Hamilton
                                             Title: Vice President


                                          HIBERNIA NATIONAL BANK


                                          By: /s/ NANCY G. MORAGAS
                                             -----------------------------------
                                             Name: Nancy G. Moragas
                                             Title: Assistant Vice President


                                          THE INDUSTRIAL BANK OF JAPAN, LTD.
                                          NEW YORK BRANCH

                                          By: /s/ MICHAEL N. OAKES
                                             -----------------------------------
                                              Name: Michael N. Oakes
                                              Title: Senior Vice President,
                                                     HOUSTON OFFICE


                                          MEESPIERSON CAPITAL CORP.

                                          By:  /s/ DEIRDRE SANBORN
                                             -----------------------------------
                                             Name: Deirdre Sanborn
                                             Title: Vice President

                                          By:  /s/ DARRELL W. HOLLEY
                                             -----------------------------------
                                             Name:  Darrell W. Holley
                                             Title:  Managing Director


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                                          NATIONAL BANK OF ALASKA


                                          By: /s/ PATRICIA JELLEY BENZ
                                             -----------------------------------
                                             Name: PATRICIA JELLEY BENZ
                                             Title: VICE PRESIDENT


                                          NATIONAL BANK OF CANADA


                                          By: /s/ LARRY L. SEARS/DOUG CLARK
                                             -----------------------------------
                                             Name: Larry L. Sears/Doug Clark
                                             Title: VP/Manager/VP


                                          THE ROYAL BANK OF SCOTLAND


                                          By:
                                             -----------------------------------
                                             Name:
                                             Title:


                                          SOCIETE GENERALE


                                          By: /s/ RICHARD A. GOULD
                                             -----------------------------------
                                             Name: Richard A. Gould
                                             Title: Director


                                          THE SUMITOMO BANK, LTD.


                                          By:
                                             -----------------------------------
                                             Name:
                                             Title:


                                          THE TORONTO-DOMINION BANK


                                          By:
                                             -----------------------------------
                                             Name:
                                             Title:


The Acknowledgment and Consent has been omitted. The Registrant will furnish a copy of this omitted document to the Securities and Exchange Commission upon request.